ALLIANCE QUASAR FUND

SEMI-ANNUAL REPORT
MARCH 31, 1997

ALLIANCE CAPITAL





LETTER TO SHAREHOLDERS                                     ALLIANCE QUASAR FUND
_______________________________________________________________________________

May 5, 1997

Dear Shareholders:

While the past six months continued to be a difficult period for small cap stocks, Alliance Quasar Fund's investment returns surpassed those of the Russell 2000 Index, which measures the performance of small cap U.S. stocks. Shown below are the Fund's total returns for the most recent six- and twelve-month periods ending March 31, 1997, based on the net asset values of each class of shares. For comparison, we have also shown the returns for the S&P 500 Stock Index, a common measure of the broad stock market.


INVESTMENT RESULTS*
                            TOTAL RETURNS FOR PERIODS
                               ENDED MARCH 31, 1997
                             6 MONTHS      12 MONTHS
                            ----------    -----------
ALLIANCE QUASAR FUND
  Class A                      0.88%          9.80%
  Class B                      0.48%          8.90%
  Class C                      0.44%          9.03%

RUSSELL 2000 INDEX             0.24%          5.11%

S&P 500 STOCK INDEX           11.24%         19.82%


* TOTAL RETURNS FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES ASSOCIATED WITH THAT CLASS.


REVIEW OF INVESTMENT STRATEGY
Throughout the past six months, the Fund has benefited from many of the investment strategies implemented during 1995 and 1996. We continue to underweight technology holdings relative to the Fund's benchmark, the Russell 2000 Index. However, given the tremendous sell-off in the technology sector that took place in the first quarter of 1997, we are now looking at the sector very closely for the first time in over nine months.

The Fund continued to overweight energy holdings relative to the Russell 2000. In addition to the offshore drilling operators which we have owned for some time, we have recently added two new holdings in the oil tanker market. We see a tightening in the demand/supply for oil tankers similar to the demand crunch faced by drilling rig operators over the last two years. Both OMI Corporation and Knightsbridge Tankers are likely beneficiaries of this trend. We continue to feel confident about the prospects for the U.S. refining business and have increased our exposure to Valero Energy.

Within the retail sector, we continue to like Tommy Hilfiger, Nine West, and Timberland. One addition to the portfolio in this area is Stride Rite Corporation. We believe they are in the midst of a turnaround, and both the Stride Rite and Keds brands are being reintroduced into the marketplace. In addition, Stride Rite has been awarded the Tommy Hilfiger footwear license for men and boys. The launch of this line is currently ahead of schedule.

We are also quite bullish on the retail end of the automotive sector and believe that Cross-Continent Auto Retailers will benefit as the automobile industry consolidates, bringing tremendous cost savings and efficiency. On a related note, we are also bullish on the automobile rental market which is also going through tremendous change. While car makers are exiting the business to focus more on manufacturing, rental companies are being bought by financial entrepreneurs with experience making money through inventory yield management and greater general efficiency. As a result, the rental industry had a 6% price increase in the first quarter of 1997, the first major increase in several years. We believe Team Rental Group (Budget) will be a major beneficiary of these changes.

OUTLOOK
The market continues to benefit from modest economic growth and modest inflation. Companies reporting better than average earnings are gaining attention in the marketplace, driving market valuations higher.

Looking forward, our outlook for the U.S. economy and equities remains positive. However, an increase in interest rates would put some pressure on price/earning ratios, which means that stocks with higher P/Es could become vulnerable. As a result, we continue to focus on the underlying earnings of each company, working to avoid the risk of unsustainable valuations.


1



                                                           ALLIANCE QUASAR FUND
_______________________________________________________________________________

We remain enthusiastic about the growth potential of small cap stocks. After underperforming large cap stocks in 1994, 1995, 1996 and 1997 year-to-date, we believe that small cap stocks offer very attractive valuations on a relative basis. We are hopeful that the relative value of small cap issues will soon be recognized in the marketplace.

Thank you for your continued interest in the Alliance Quasar Fund. We look forward to reporting to you on future market activity and Fund investment results.

Sincerely,


Alden M. Stewart
President


Randall E. Haase
Vice President



SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2



INVESTMENT OBJECTIVE AND POLICIES                          ALLIANCE QUASAR FUND
_______________________________________________________________________________

Alliance Quasar Fund seeks growth of capital by pursuing aggressive investment policies. Quasar Fund invests primarily in a diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.



INVESTMENT RESULTS
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 1997

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
  One Year                    +9.80%         +5.13%
  Five Years                 +15.83%        +14.83%
  Ten Years                  +10.29%         +9.81%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
  One Year                    +8.90%         +5.23%
  Five Years                 +14.93%        +14.93%
  Since Inception*           +15.55%        +15.55%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
  One Year                    +9.03%         +8.11%
  Since Inception*           +20.24%        +20.24%


The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares with and without the effect of the 4.25% maxi-mum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 9/17/90, Class B; 5/3/93, Class C.


3



TEN LARGEST HOLDINGS
MARCH 31, 1997 (UNAUDITED)                                 ALLIANCE QUASAR FUND
_______________________________________________________________________________

COMPANY                                   VALUE           PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
Nine West Group, Inc.                 $ 22,276,550                 3.9%
OMI Corp.                               20,455,500                 3.5
Team Rental Group, Inc.                 15,760,500                 2.7
Continental Airlines, Inc. Cl.B         14,253,662                 2.5
Industrie Natuzzi S.p.A. (ADR)          13,248,237                 2.3
Parker Drilling Co.                     13,157,125                 2.3
Knightsbridge Tankers, Ltd.             13,039,225                 2.3
Valero Energy Corp.                     12,964,050                 2.2
Mohawk Industries, Inc.                 12,044,875                 2.1
Rowan Cos., Inc.                        11,979,937                 2.1
                                      $149,179,661                25.9%


MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED MARCH 31, 1997 (UNAUDITED)
_______________________________________________________________________________

                                                     SHARES
                                   -----------------------------------------
PURCHASES                              BOUGHT               HOLDINGS 3/31/97
----------------------------------------------------------------------------
Bethlehem Steel Corp.                1,408,000                 1,408,000
Circuit City Stores, Inc.              534,800                   534,800
Continental Airlines, Inc. Cl.B        309,700                   454,300
Evergreen Media Corp.                  339,300                   339,300
Knightsbridge Tankers, Ltd.            537,700                   537,700
Miller Industries, Inc.                752,400                   752,400
Nine West Group, Inc.                  273,600                   497,800
OMI Corp.                            2,098,000                 2,098,000
Parker Drilling Co.                  1,571,000                 1,571,000
Valero Energy Corp.                    356,400                   356,400


SALES                                    SOLD                 HOLDINGS 3/31/97
------------------------------------------------------------------------------
Diamond Offshore Drilling, Inc.        165,436                        -0-
Host Marriott Corp.                    639,200                        -0-
Loewen Group, Inc.                     148,000                        -0-
Noble Drilling Corp.                   393,200                        -0-
Office Max, Inc.                       536,600                        -0-
Oxford Resources Corp.                 205,400                        -0-
Republic Industries, Inc.              274,500                        -0-
USA Waste Services, Inc.               310,000                        -0-
Western Digital Corp.                   88,300                        -0-
Xircom, Inc.                           320,700                        -0-


4



PORTFOLIO OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)                                 ALLIANCE QUASAR FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
COMMON STOCKS-93.9%
CONSUMER PRODUCTS & SERVICES-33.2%
AIRLINES-5.2%
Alaska Air Group, Inc. (a)                      253,000     $  6,483,125
America West Holding Corp. Cl.B (a)             267,300        4,176,563
Continental Airlines, Inc. Cl.B (a)             454,300       14,253,662
USAir Group, Inc. (a)                           200,900        4,922,050
                                                             ------------
                                                              29,835,400

APPAREL-8.2%
Jones Apparel Group, Inc. (a)                   129,800        4,818,825
Nine West Group, Inc. (a)                       497,800       22,276,550
Stride Rite Corp.                               621,200        9,318,000
Timberland Co. Cl.A (a)                          71,700        3,145,837
Tommy Hilfiger Corp. (a)                        150,200        7,847,950
                                                             ------------
                                                              47,407,162

AUTO & RELATED-4.3%
Miller Industries, Inc. (a)                     752,400        9,028,800
Team Rental Group, Inc. (a)                     750,500       15,760,500
                                                             ------------
                                                              24,789,300

BROADCASTING & CABLE-1.7%
Evergreen Media Corp. (a)                       339,300        9,903,319

COMMERCIAL SERVICES-0.7%
TeleSpectrum Worldwide, Inc. (a)                360,700        4,283,313

CONTAINERS & PACKAGING-1.4%
Silgan Holdings, Inc. (a)                       329,600        8,240,000

COSMETICS & HOUSEHOLD PRODUCTS-0.4%
Playtex Products, Inc. (a)                      203,700        2,215,238

ENTERTAINMENT & LEISURE-1.0%
Florida Panthers Holdings, Inc. Cl.A (a)        222,800        6,043,450

RESTAURANTS & LODGING-4.0%
Interstate Hotels Co. (a)                       342,400        9,672,800
Studio Plus Hotels, Inc. (a)                    242,000        4,174,500
Suburban Lodges of America, Inc. (a)            498,500        8,973,000
                                                             ------------
                                                              22,820,300

RETAILING-5.2%
Circuit City Stores, Inc. (a)                   534,800        8,022,000
Cross-Continent Auto Retailers, Inc. (a)        463,700        8,462,525
Industrie Natuzzi S.p.A. (ADR) (b)              554,900       13,248,237
                                                             ------------
                                                              29,732,762

OTHER-1.1%
Equity Corp. International (a)                  296,900        6,234,900
                                                             ------------
                                                             191,505,144

BASIC INDUSTRIES-29.9%
BUILDING & RELATED-0.9%
Hughes Supply, Inc.                             156,800        5,115,600

CHEMICALS-5.7%
Crompton & Knowles Corp.                        551,800       10,760,100
Cytec Industries, Inc. (a)                      140,100        5,306,288
Hexcel Corp. (a)                                334,300        5,892,037
International Specialty Products, Inc. (a)      509,200        6,365,000
Polymer Group, Inc. (a)                         324,800        4,303,600
                                                             ------------
                                                              32,627,025


5



PORTFOLIO OF INVESTMENTS (CONTINUED)                       ALLIANCE QUASAR FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
ENVIRONMENTAL CONTROL-2.8%
American Disposal
  Services, Inc. (a)                            257,900     $  4,577,725
Superior Services, Inc. (a)                     283,200        6,301,200
United Waste Systems, Inc. (a)                  147,300        5,486,925
                                                             ------------
                                                              16,365,850

FOREST PRODUCTS-0.9%
Buckeye Cellulose Corp. (a)                     181,100        5,387,725

METAL HARDWARE-6.2%
Bethlehem Steel Corp. (a)                     1,408,000       11,616,000
Century Aluminum Co.                            358,400        6,048,000
Gibraltar Steel Corp. (a)                       299,700        5,994,000
Steel Dynamics, Inc. (a)                        374,100        6,546,750
Titanium Metals Corp. (a)                       209,800        5,323,675
                                                             ------------
                                                              35,528,425

METALS & MINING-2.1%
Pegasus Gold, Inc. (a)                          701,500        5,699,687
Royal Oak Mines, Inc. (a)                     2,014,900        6,422,494
                                                             ------------
                                                              12,122,181

TRANSPORTATION & SHIPPING-9.2%
Consolidated Freightways Corp. (a)              653,300        7,757,937
Genesee & Wyoming, Inc. Cl.A (a)                192,500        6,111,875
Knightsbridge Tankers, Ltd. (a)                 537,700       13,039,225
OMI Corp. (a)                                 2,098,000       20,455,500
Xtra Corp.                                      139,700        5,780,088
                                                             ------------
                                                              53,144,625

TEXTILE PRODUCTS-2.1%
Mohawk Industries, Inc. (a)                     577,000       12,044,875
                                                             ------------
                                                             172,336,306

TECHNOLOGY-13.1%
AEROSPACE & DEFENSE-1.6%
Doncasters Plc (ADR) (a) (c)                    288,400        5,587,750
Orbital Sciences Corp. Cl.A (a)                 266,600        3,674,081
                                                             ------------
                                                               9,261,831

COMPUTER PERIPHERALS-1.0%
Read-Rite Corp. (a)                             232,000        5,858,000

COMPUTER SOFTWARE & SERVICES-1.9%
Comverse Technology, Inc. (a)                   202,700        8,006,650
HMT Technology Corp. (a)                        233,700        2,862,825
                                                             ------------
                                                              10,869,475

ELECTRONICS-3.8%
Apogee Enterprises, Inc.                        292,000        5,767,000
BMC Industries, Inc.                            164,900        4,658,425
Harman International Industries, Inc.           246,700        8,264,450
Kent Electronics Corp. (a)                      128,300        2,950,900
                                                             ------------
                                                              21,640,775

TELECOMMUNICATIONS-4.0%
ICG Communications, Inc. (a)                    263,892        3,001,772
Millicom International
  Cellular, S.A. (a) (d)                        289,400       11,973,925
Telephone and Data Systems, Inc.                216,400        8,304,350
                                                             ------------
                                                              23,280,047

OTHER-0.8%
Synetic, Inc. (a)                                92,500        4,370,625
                                                             ------------
                                                              75,280,753

ENERGY-9.1%
OIL & GAS SERVICES-9.1%
Costilla Energy, Inc. (a)                       458,100        6,642,450
KCS Energy, Inc.                                190,100        6,249,538


6



                                                           ALLIANCE QUASAR FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
Parker Drilling Co. (a)                       1,571,000     $ 13,157,125
Rowan Cos., Inc. (a)                            529,500       11,979,937
Southern Union Co. (a)                           64,600        1,477,725
Valero Energy Corp.                             356,400       12,964,050
                                                             ------------
                                                              52,470,825

HEALTH CARE-4.5%
BIOTECHNOLOGY-1.1%
Human Genome Sciences, Inc. (a)                  94,800        3,081,000
Medimmune, Inc. (a)                             234,600        3,225,750
                                                             ------------
                                                               6,306,750

DRUGS, HOSPITAL SUPPLIES & MEDICAL
  SERVICES-3.4%
GelTex Pharmaceuticals, Inc. (a)                513,200       10,905,500
National Surgery Centers, Inc. (a)              205,650        5,963,850
Regeneron Pharmaceuticals, Inc. (a)             352,000        2,816,000
                                                             ------------
                                                              19,685,350
                                                             ------------
                                                              25,992,100

FINANCIAL SERVICES-2.6%
FINANCE-1.1%
Aames Financial Corp.                           130,750        2,647,688
Firstfed America Bancorp, Inc. (a)              289,300        3,941,712
                                                             ------------
                                                               6,589,400


                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)           VALUE
-------------------------------------------------------------------------

REAL ESTATE-1.5%
Taubman Centers, Inc.                           640,300     $  8,323,900
                                                             ------------
                                                              14,913,300

DIVERSIFIED-1.5%
International Alliance Services, Inc. (a)       753,711        7,537,110
International Alliance warrants,
  expiring 1/01/49 (a)                          549,311        1,088,734
                                                             ------------
                                                               8,625,844

Total Common Stocks
  (cost $524,657,896)                                        541,124,272

SHORT-TERM DEBT SECURITIES-4.1%
Federal National Mortgage Association
  5.35%, 8/14/97                                $10,000       10,000,000
Student Loan Marketing Association
  6.48%, 4/01/97                                 13,500       13,500,000
Total Short-Term Debt Securities
  (amortized cost $23,500,000)                                23,500,000

TOTAL INVESTMENTS-98.0%
  (cost $548,157,896)                                        564,624,272
Other assets less liabilities-2.0%                            11,766,014

NET ASSETS-100%                                             $576,390,286


(a)  Non-income producing security.
(b)  Country of origin--Italy.
(c)  Country of origin--Great Britain.
(d)  Country of origin--Luxembourg.

     Glossary:
     ADR - American depository receipt

     See notes to financial statements.


7



STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1997 (UNAUDITED)                                 ALLIANCE QUASAR FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $548,157,896)         $564,624,272
  Cash                                                              11,320,322
  Receivable for capital stock sold                                  5,462,414
  Receivable for investment securities sold                            294,827
  Dividends and interest receivable                                    241,330
  Total assets                                                     581,943,165

LIABILITIES
  Payable for investment securities purchased                        3,593,076
  Advisory fee payable                                               1,417,627
  Distribution fee payable                                             299,364
  Payable for capital stock redeemed                                   203,297
  Accrued expenses                                                      39,515
  Total liabilities                                                  5,552,879

NET ASSETS                                                        $576,390,286

COMPOSITION OF NET ASSETS
  Shares of capital stock, at par                                 $     50,223
  Additional paid-in capital                                       544,414,474
  Accumulated net investment loss                                   (2,764,785)
  Accumulated net realized gain                                     18,225,148
  Net unrealized appreciation of investments and other assets       16,465,226
                                                                  $576,390,286

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($265,131,470/
    11,060,119 shares of capital stock issued and outstanding)          $23.97
  Sales charge--4.25% of public offering price                            1.06
  Maximum offering price                                                $25.03

  CLASS B SHARES
  Net asset value and offering price per share ($229,756,333/
    10,412,615 shares of capital stock issued and outstanding)          $22.07

  CLASS C SHARES
  Net asset value and offering price per share ($66,741,612/
    3,023,547 shares of capital stock issued and outstanding)           $22.07

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share($14,760,871
    /615,120 shares of capital stock issued and outstanding)            $24.00


See notes to financial statements.


8



STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 1997 (UNAUDITED)                ALLIANCE QUASAR FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                       $ 1,151,647
  Dividends                                          598,107      $  1,749,754

EXPENSES
  Advisory                                         2,558,942
  Distribution fee - Class A                         270,965
  Distribution fee - Class B                         843,656
  Distribution fee - Class C                         225,960
  Transfer agency                                    317,784
  Administrative                                      69,500
  Custodian                                           67,140
  Audit and legal                                     51,531
  Registration                                        51,385
  Printing                                            23,410
  Directors' fees                                     18,000
  Miscellaneous                                       16,266
  Total expenses                                                     4,514,539
  Net investment loss                                               (2,764,785)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investment transactions                      21,681,343
  Net change in unrealized appreciation of
    investments and other assets                                   (23,995,979)
  Net loss on investment transactions                               (2,314,636)

NET DECREASE IN NET ASSETS FROM OPERATIONS                        $ (5,079,421)


See notes to financial statements.


9



STATEMENT OF CHANGES IN NET ASSETS                         ALLIANCE QUASAR FUND
_______________________________________________________________________________

                                                SIX MONTHS ENDED   YEAR ENDED
                                                 MARCH 31, 1997   SEPTEMBER 30,
                                                   (UNAUDITED)        1996
                                                 --------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss                             $ (2,764,785)  $ (3,160,861)
  Net realized gain on investments transactions     21,681,343      65,887,574
  Net change in unrealized appreciation of
    investments and other assets                   (23,995,979)     13,713,401
  Net increase (decrease) in net assets
    from operations                                 (5,079,421)     76,440,114

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments
    Class A                                        (35,781,299)    (29,221,160)
    Class B                                        (23,349,486)     (3,571,423)
    Class C                                         (5,648,782)       (875,215)
    Advisor Class                                     (312,701)             -0-

CAPITAL STOCK TRANSACTIONS
  Net increase                                     275,732,785     163,177,466
  Total increase                                   205,561,096     205,949,782

NET ASSETS
  Beginning of year                                370,829,190     164,879,408
  End of period                                   $576,390,286    $370,829,190


See notes to financial statements.


10



NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1997 (UNAUDITED)                                 ALLIANCE QUASAR FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Quasar Fund, (the "Fund") is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. On April 15, 1996 the Board of Directors approved the creation of a fourth class of shares, Advisor Class Shares. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares purchased on or after July 1, 1996, are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered solely to investors participating in fee based programs. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange are valued at the last reported sales price or if no sale occurred, at the mean of the bid and asked price at the regular close of the New York Stock Exchange. Over-the-counter securities not traded on national securities exchanges are valued at the mean of the closing bid and asked price. Securities which mature in 60 days or less are valued at amortized cost which approximates market value, unless this method does not represent fair value. Securities for which current market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at their fair value as determined in good faith by the Board of Directors.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis.

4. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at a quarterly rate equal to .25 of 1% (approximately 1% on an annual basis) of the net assets of the Fund valued on the last business day of the previous quarter.

Pursuant to the advisory agreement, the Fund paid $69,500 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended March 31, 1997.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) in accordance with a Services Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $237,347 for the six months ended March 31, 1997.


11



NOTES TO FINANCIAL STATEMENTS (CONTINUED)                  ALLIANCE QUASAR FUND
_______________________________________________________________________________

Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $85,651 from the sales of Class A shares and $157,711 and $10,518 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the six months ended March 31, 1997.

Brokerage commissions paid on investment transactions for the six months ended March 31, 1997 amounted to $1,351,749, of which $4,865 was paid to Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to 0.30% of the Fund's average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $8,435,880 and $867,348 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $528,575,955 and $328,584,624, respectively, for the six months ended March 31, 1997. There were no purchases or sales of U.S. government and government agency obligations for the six months ended March 31, 1997.

At March 31, 1997, the cost of investments for federal income tax purposes was $548,777,326. Accordingly, gross unrealized appreciation of investments was $40,044,270 and gross unrealized depreciation of investments was $24,197,324, resulting in net unrealized appreciation of $15,846,946.


12



                                                           ALLIANCE QUASAR FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 200,000,000 shares of $.002 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 50,000,000 authorized shares. Transactions in capital stock were as follows:


                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     MARCH 31,1997    SEP. 30,    MARCH 31, 1997     SEP. 30,
                      (UNAUDITED)       1996       (UNAUDITED)        1996
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            5,710,031     5,471,871   $ 148,388,462   $ 136,248,579
Shares issued in
  reinvestment of
  distributions        1,338,000     1,253,727      31,389,627      25,952,159
Shares converted
  from Class B            49,306        23,945       1,245,541         625,453
Shares redeemed       (4,268,369)   (4,589,604)   (110,254,004)   (113,607,805)
Net increase           2,828,968     2,159,939   $  70,769,626   $  49,218,386

CLASS B
Shares sold            6,699,038     4,441,473   $ 160,513,057   $ 109,239,019
Shares issued in
  reinvestment of
  distributions          806,475       171,932      17,460,185       3,349,236
Shares converted
  to Class A             (53,391)      (25,549)     (1,245,541)       (625,453)
Shares redeemed       (1,344,892)   (1,003,450)    (32,585,604)    (23,478,495)
Net increase           6,107,230     3,584,406   $ 144,142,097   $  88,484,307

CLASS C
Shares sold            2,835,543     2,062,696   $  67,372,283   $  49,417,709
Shares issued in
  reinvestment of
  distributions          149,728        16,499       3,241,625         321,569
Shares redeemed       (1,053,698)   (1,057,147)    (25,148,755)    (24,264,505)
Net increase           1,931,573     1,022,048   $  45,465,153   $  25,474,773


                   OCTOBER 2,1996(a)           OCTOBER 2,1996(a)
                          TO                            TO
                    MARCH 31, 1997               MARCH 31, 1997
                      (UNAUDITED)                  (UNAUDITED)
                     ------------                --------------
ADVISOR CLASS
Shares sold              608,538                 $  15,215,930
Shares issued in
  reinvestment of
  distributions           13,323                       312,693
Shares redeemed           (6,741)                     (172,714)
Net increase             615,120                 $  15,355,909


(a)  Commencement of distribution.


13



FINANCIAL HIGHLIGHTS                                       ALLIANCE QUASAR FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                              CLASS A
                                            ------------------------------------------------------------------------------
                                             SIX MONTHS
                                                ENDED
                                              MARCH 31,                         YEAR ENDED SEPTEMBER 30,
                                                 1997      ----------------------------------------------------------------
                                             (UNAUDITED)       1996         1995          1994         1993         1992
                                            -------------  -----------  ------------  -----------  -----------  -----------
Net asset value, beginning of year            $27.92         $24.16       $22.65        $24.43       $19.34       $21.27

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.11)(a)       (.25)        (.22)(a)      (.60)        (.41)        (.24)
Net realized and unrealized
  gain (loss) on investments                     .27           8.82         5.59          (.36)        6.38        (1.53)
Net increase (decrease) in net
  asset value from operations                    .16           8.57         5.37          (.96)        5.97        (1.77)

LESS: DISTRIBUTIONS
Distributions from net realized gains          (4.11)         (4.81)       (3.86)         (.82)        (.88)        (.16)
Net asset value, end of period                $23.97         $27.92       $24.16        $22.65       $24.43       $19.34

TOTAL RETURN
Total investment return based
  on net asset value (b)                         .88%         42.42%       30.73%        (4.05)%      31.58%       (8.34)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $265,131       $229,798     $146,663      $155,470     $228,874     $252,140
Ratio of expenses to average net assets         1.54%(c)       1.79%        1.83%         1.67%        1.65%        1.62%
Ratio of net investment loss
  to average net assets                         (.81)%(c)     (1.11)%      (1.06)%       (1.15)%      (1.00)%       (.89)%
Portfolio turnover rate                           75%           168%         160%          110%         102%         128%
Average commission rate (d)                   $.0533         $.0596           --            --           --           --


See footnote summary on page 17.


14



                                                           ALLIANCE QUASAR FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                              CLASS B
                                            ------------------------------------------------------------------------------
                                             SIX MONTHS
                                                ENDED
                                              MARCH 31,                         YEAR ENDED SEPTEMBER 30,
                                                 1997      ----------------------------------------------------------------
                                             (UNAUDITED)       1996         1995          1994         1993         1992
                                            -------------  -----------  ------------  -----------  -----------  -----------
Net asset value, beginning of year            $26.13         $23.03       $21.92        $23.88       $19.07       $21.14

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.19)(a)       (.20)        (.37)(a)      (.53)        (.18)        (.39)
Net realized and unrealized
  gain (loss) on investments                     .24           8.11         5.34          (.61)        5.87        (1.52)
Net increase (decrease) in net
  asset value from operations                    .05           7.91         4.97         (1.14)        5.69        (1.91)

LESS: DISTRIBUTIONS
Distributions from net realized gains          (4.11)         (4.81)       (3.86)         (.82)        (.88)        (.16)
Net asset value, end of period                $22.07         $26.13       $23.03        $21.92       $23.88       $19.07

TOTAL RETURN
Total investment return based
  on net asset value (b)                         .48%         41.48%       29.78%        (4.92)%      30.53%       (9.05)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $229,756       $112,490      $16,604       $13,901      $16,779       $9,454
Ratio of expenses to average net assets         2.35%(c)       2.62%        2.65%         2.50%        2.46%        2.42%
Ratio of net investment loss
  to average net assets                        (1.61)%(c)     (1.96)%      (1.88)%       (1.98)%      (1.81)%      (1.67)%
Portfolio turnover rate                           75%           168%         160%          110%         102%         128%
Average commision rate (d)                    $.0533         $.0596           --            --           --           --


See footnote summary on page 17.


15



FINANCIAL HIGHLIGHTS (CONTINUED)                           ALLIANCE QUASAR FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                           CLASS C
                                            --------------------------------------------------------------------
                                             SIX MONTHS
                                                ENDED                                              MAY 3,1993(E)
                                               MARCH 31,           YEAR ENDED SEPTEMBER 30,             TO
                                                 1997      --------------------------------------  SEPTEMBER 30,
                                             (UNAUDITED)       1996         1995         1994         1993
                                            -------------  -----------  ------------  -----------  -------------
Net asset value, beginning of year            $26.14         $23.05       $21.92       $23.88       $20.33

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.19)(a)       (.20)        (.37)(a)     (.36)        (.10)
Net realized and unrealized
  gain (loss) on investments                     .23           8.10         5.36         (.78)        3.65
Net increase (decrease) in net
asset value from operations                      .04           7.90         4.99        (1.14)        3.55

LESS: DISTRIBUTIONS
Distributions from net realized gains          (4.11)         (4.81)       (3.86)        (.82)          -0-
Net asset value, end of period                $22.07         $26.14       $23.05       $21.92       $23.88

TOTAL RETURN
Total investment return based
  on net asset value (b)                         .44%         41.46%       29.87%       (4.92)%      17.46%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $66,742        $28,541       $1,611       $1,220         $118
Ratio of expenses to average net assets         2.34%(c)       2.61%        2.64%        2.48%        2.49%(c)
Ratio of net investment loss
  to average net assets                        (1.59)%(c)     (1.94)%      (1.76)%      (1.96)%      (1.90)%(c)
Portfolio turnover rate                           75%           168%         160%         110%         102%
Average commission rate (d)                   $.0533         $.0596           --           --           --


See footnote summary on page 17.


16



                                                           ALLIANCE QUASAR FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                           ADVISOR CLASS
                                                         -----------------
                                                         OCTOBER 2,1996(E)
                                                                  TO
                                                            MARCH 31,1997
                                                             (UNAUDITED)
                                                         -----------------
Net asset value, beginning of period                            $27.82

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                                           (.04)
Net realized and unrealized gain on investments                    .33
Net increase in net asset value from operations                    .29

LESS: DISTRIBUTION
Distributions from net realized gains                            (4.11)
Net asset value, end of period                                  $24.00

TOTAL RETURN
Total investment return based on net asset value (b)              1.36%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $14,761
Ratio of expenses to average net assets (c)                       1.34%
Ratio of net investment loss to average net assets (c)            (.40)%
Portfolio turnover rate                                             75%
Average commission rate (d)                                     $.0533


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for periods of less than one year is not annualized.

(c)  Annualized.

(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

(e)  Commencement of distribution.


17



                                                           ALLIANCE QUASAR FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
ALDEN M. STEWART, PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
THOMAS BARDONG, VICE PRESIDENT
RANDALL E. HAASE, VICE PRESIDENT
DANIEL V. PANKER, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


18



THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Small Cap Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund

GROWTH & INCOME
Alliance Strategic Balanced Fund
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance International Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
Alliance Global Environment Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio

19

ALLIANCE QUASAR FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

QSRSR